Exhibit 99.1

Scotia Howard Weil Energy Conference 2017 March 27-29, 2017 Presented by: Anthony G. Petrello Chairman, President & CEO

This presentation discusses certain forward-looking statements including, but not limited to, EBITDA Net Debt, and Free Cash Flow projections on a consolidated and segment basis, new rig technology, rig margin improvement potential, job growth opportunities, cost savings, and expectations regarding the performance of our industry, our current and future markets and demand for our products and services, and other statements related to our future performance. Such statements, including statements relating to matters that are not historical facts, are “forward-looking statements” within the meaning of the safe harbor provisions of Section 27A of the Securities Act, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These “forward-looking statements” are based on an analysis of currently available competitive, financial and economic data and our operating plans and expectations. They are inherently uncertain and investors should recognize that events and actual results could turn out to be significantly different from our expectations. By way of illustration, when used in this document, words such as “anticipate,” “believe,” “expect,” “plan,” “intend,” “forecast”, “estimate,” “project,” “will,” “should,” “could,” “may,” “predict,” “illustrative,” “hypothetical,” “target” and similar expressions are intended to identify forward-looking statements. You should consider the following key factors when evaluating these forward-looking statements: fluctuations and volatility in worldwide prices of and demand for oil and natural gas; fluctuations in levels of oil and natural gas exploration and development activities; fluctuations in the demand for our services; competitive and technological changes and other developments in the oil and gas and oilfield services industries; our ability to complete, and realize the expected benefits of, strategic transactions, including our joint venture with Saudi Aramco; the existence of operating risks inherent in the oil and gas and oilfield services industries; the possibility of changes in tax and other laws and regulations; the possibility of political or economic instability, civil disturbance, war or acts of terrorism in any of the countries in which we do business; general economic conditions, including the capital and credit markets; and our expectations regarding future trends of EBITDA, net debt and free cash flow. These statements are based on management’s current expectations and estimates; actual results may differ materially due in part to: risks related to fluctuations in oil and natural gas prices which adversely affect drilling activity and our revenues, cash flows and profitability; risks related to turmoil in the global economy and the impact on our results of operations and financial conditions; risks related to our highly competitive industry and inherent risks of loss inherent to the nature of our operations; the risk that we may record additional losses or impairment charges related to sold or idle rigs; the loss of one or a number of our large customers could have a material adverse effect on our business, financial condition and results of operations; the risk that our financial and operating flexibility could be affected by our long-term debt and other financial commitments; the risk that our long-term debt and other financial commitments could be affected by our long-term debt; and the risk of any unfavorable change in tax, environmental or other governmental regulation. The above description of risks and uncertainties is by no means all-inclusive, but is designed to highlight what we believe are important factors to consider. For a discussion of these factors and other risks and uncertainties, please refer to our filings with the Securities and Exchange Commission ("SEC"), including those contained in our Annual Reports of Form 10-K and Quarterly Reports on Form 10-Q, which are available at the SEC's website at www.sec.gov. 2 Forward-Looking Statements

3 Non-GAAP Financial Measures Disclaimer This presentation refers to certain non-GAAP financial measures, such as Adjusted EBITDA (or EBITDA), Free Cash Flow and Net Debt. Adjusted EBITDA is computed by subtracting the sum of direct costs, general and administrative expenses and research and engineering expenses from operating revenues. The EBITDA forecasts presented herein exclude certain non-cash charges as we are unable to estimate with reasonable certainty unusual or unanticipated charges, expenses or gains. Free Cash Flow is defined as net cash from operations less capital expenditures. Net Debt is calculated as Total Debt minus the sum of cash and cash equivalents and short term investments. Adjusted EBITDA, Free Cash Flow and Net Debt are non-GAAP financial measures and should not be used in isolation or as a substitute for the amounts reported in accordance with generally accepted accounting principles (“GAAP”). However, management evaluates the performance of our operating segments and the Company’s consolidated results based on several criteria, including adjusted EBITDA, because it believes that this financial measure accurately reflects our ongoing profitability and performance. Management uses free cash flow and net debt as measures of our overall liquidity. In addition, securities analysts and investors use these measures as some of the metrics on which they analyze our performance. In addition, you should not place undue reliance on our financial guidance and guidance related to rig margin improvement potential, job growth opportunities and cost savings because they are based on significant assumptions related to oil and gas prices and exploration activities and acceptance of our new technologies, all of which are subject to significant fluctuations and drivers that our outside of our control. For a reconciliation of historical adjusted EBITDA to income (loss) from continuing operations before income taxes, which is the most closely comparable GAAP measure, see the Investor Relations page on our website. We do not provide a reconciliation for non-GAAP estimates on a forward-looking basis where we are unable to predict with reasonable certainty the ultimate outcome of certain significant items without unreasonable effort. This is due to the uncertainty and variability of the nature and amount of certain charges, expenses or gains that would impact the most directly comparable forward-looking GAAP financial measure, that have not yet occurred, are out of the company’s control and/or cannot be reasonably predicted. However, we expect the variability of the above items to have a significant, and potentially unpredictable, impact on our future GAAP financial results.

4 Operational Update Focus and Strategic Direction

5 Lower 48 We are currently reactivating more rigs than expected, as customer demand for future deliveries of super spec rigs accelerates. Additionally, we have had all PACE®-X and PACE®-M800 rigs 100% utilized. We have added 18 rigs so far this quarter to the working rig count and see continued upward momentum into the second half As we dig deeper into our stack of idle rigs, we are incurring higher reactivation opex of as much as $500k per rig for moves, certification, repairs, compensation and training We expect the impact of the one-time reactivation costs to weigh progressively less on results after Q1 and dissipate by H2 as our working fleet continues to grow, while leading edge dayrates approach $20,000 a day Update on First Quarter Performance – Lower 48 Jan 1 Mar 24 Jan 1 Mar 24 Lower 48 Rig Utilization (1500 AC Rigs Only) Please refer to the disclaimers on slides 2 and 3 of the presentation deck. 72 90 Lower 48 Working Rig Count 61% 70%

6 International In our largest international market, multiple land drilling contractors have been requested to recertify various structural components As previously mentioned, we incurred some of these costs during Q4, resulting in between 8 and 40 days of lost revenue per re-certified rig Per client mandate, we now expect to compress essentially all of the remaining 30 re-certifications into Q1, rather than throughout the full year We currently plan to recertify over 20 more rigs in Q1 than previously anticipated with an average of ~20 days in lost revenue per recertified rig However, we continue to put new rigs to work globally as fundamentals strengthen. We expect a steady count through the first half with a potential acceleration in the second based on numerous tenders Update on First Quarter Performance – International Recent & Pending New International Startups Western Hemisphere Argentina Colombia Mexico Eastern Hemisphere Algeria Kazakhstan Kuwait Russia Please refer to the disclaimers on slides 2 and 3 of the presentation deck.

7 Operational Update Focus and Strategic Direction

8 Developed Pad-Optimal PACE®-X and PACE®-M800 rigs Executed over $1.6 Bn in asset sales Lowered Total Debt by $1.2 Bn Introduced first fully automated land rig From 2012 Howard Weil Conference to Today 2012 Howard Weil Presentation To Today

9 Throughout the downturn, Nabors has consistently delivered neutral or positive free cash flow, prioritized debt reduction, maintained the dividend, and continued making critical R&D advances Significant Achievements Since Last Year

10 5 Levers of Value Creation Permanent Cost Reduction Premium Operational Performance Nabors Drilling Solutions Full Drilling Automation International Portfolio Upside Permanent structural cost reduction - SG&A and other costs Premium rates with “beyond pad-optimal” rigs and RigtelligentTM- OS to outperform through lower hidden flat time Revenues from NDS integration and automation of numerous third party services into the SmartRig™ hardware and software Automation of drill pipe and casing handling with iRacker™ Global position and Saudi JV mitigate NAM volatility 1 2 3 4 5

11 Permanent Cost Reductions Focus on Cost Control and Efficiency (1) Versus Q4 2014 excluding our Completion and Production Services segments run rate of $445m / year -45% Further Initiatives Achieved & In Progress Lowered costs across supply chain, $120m in annual savings versus 2014 run rate Aligned direct costs with rig count: Further streamlined international functional organizations to more efficiently support operations Optimizing maintenance procedures and cost Cumulative G&A Savings(1), $m 2015 2016 Total 2017E Please refer to the disclaimers on slides 2 and 3 of the presentation deck. 1 107 184 165 458 61.4 64.6 64.8 70.5 70.4 81.7 86.3 99.2 111.2 0.0 50.0 100.0 150.0 Q4 16 Q3 16 Q2 16 Q1 16 Q4 15 Q3 15 Q2 15 Q1 15 Q4 14 Quarterly G&A (1) , $m

12 International Portfolio Upside Highlights of Key International Markets International Quarterly Average Rigs Working (excl. Canada): International rigs now account for roughly half of Nabors active global fleet as of Q4 2016 MENA resilience has largely offset cyclical weakness in Latin America and Canada, though Latin America is leading the recovery in the first half of 2017 Nabors has significant global scale advantage compared to other contractors Nabors has long relationships with customers likely to add rigs in 2017-2018 130 121 130 127 121 118 111 101 97 Please refer to the disclaimers on slides 2 and 3 of the presentation deck. 92 2 32 35 39 40 42 44 42 42 42 41 60 49 54 54 48 43 40 34 34 33 38 37 37 33 31 30 29 25 22 18 105 125 133 135 0 20 40 60 80 100 120 140 160 Q3'14 Q4'14 Q1'15 Q2'15 Q3'15 Q4'15 Q1'16 Q2'16 Q3'16 Q4'16 Q4'17E Q4'18E Q4'19E Q4'20E Saudi Arabia Western Hemi. Eastern Hemi. Future Illustration

13 Joint Venture was initiated as part of Saudi Arabia’s “Vision 2030” and Saudi Aramco’s “In-Kingdom Total Value Add” (IKTVA) Program Saudi Aramco’s goals are to increase localization to 70% by 2021, while: Serving Saudi Aramco’s needs Exporting to the region & the world Growing & diversifying the Kingdom’s economy International Portfolio Upside Saudi Arabia Joint Venture Source: Saudi Aramco In-Kingdom Total Value Add presentation; Saudi Aramco website Result is a best-in-class land drilling company with a robust platform for long-term growth with superior technology and a highly capable national workforce 12.3% CAGR -12.1% CAGR 2 34% 43% 49% 56% 63% 70% 66% 57% 51% 44% 37% 30% $0 $10 $20 $30 $40 2016 2017 2018 2019 2020 2021 IKTVA - Illustrative Saudi Aramco Estimated Capex Plans ($ bn ) In-Country Spend International Spend

14 Nabors has greatly outperformed the broader market during the recovery to date SMARTRigs™ are now 100% on revenue With larger, pad-focused operators driving the bulk of rig count additions in 2017, we expect pad-optimal rigs to increase both total count and share (1) Premium Operational Performance Resulting in Outperformance of the Market Since Trough 3 (1) SMARTRigs™ defined as PACE®-X and PACE®-M800 rigs, plus 11 operating upgraded SMARTRigsTM as of Feb 22, 2017 Source: Baker Hughes Rig Count through March 24, 2017; denotes working rigs; Trough represents the May 20, 2016 BHI Rig Count of 375 for L48 Please refer to the disclaimers on slides 2 and 3 of the presentation deck. 110% 154% 205% 0% 50% 100% 150% 200% 250% Total Since 2Q'15 Trough % L48 Rig Count Increase Since Trough Industry L48 NBR Fleet SmartRigs™

15 Premium Operational Performance RigtelligentTM Operating System Efficiency and KPIs Focus SMARTRig™ DRILLER RigWatchTM Unique in the industry Auto-generated daily reports and end-of-well report ensure transparency of performance Data-driven decision-making drives top performance in all services provided Data analyzed at a personnel- and process-level to optimize service delivery Focus on eliminating variability in performance and reducing outliers Data direct from our RigtelligentTM operating system straight to our customer’s inbox 3

④ Nabors Drilling Solutions

Four Product Lines Supported by Nabors IP Portfolio

Performance Drilling Tools

ROCKit®



REVit®



RigWatch®



Drillsmart™



Wellbore Placement

AccuSteer ® MWD



RSS Tool




PACE-M 800

MPD-Ready™

Managed Pressure Drilling



Non Stop Driller



Other Services

Tubular Services



BOP Testing



16

NABORS

Nabors Drilling Solutions Changing Nature of Service Delivery 17 SMARTRig™ DRILLER REMOTE OPERATIONS CENTER CASING CREW MANAGED PRESSURE DRILLER RIG MANAGER MUD LOGGING More than 160 drillers, rig managers, and engineers trained for NDSReady™ Rigs DIRECTIONAL DRILLING DIRECTIONAL DRILLERS MWD 4

18 (1) Conventional only NDS - Illustrated Weighted Average Margin per Rig in the U.S., $/d Rigwatch® Others WBP – Conv.(1) MPD 2020 Illustration ~$5,300 Please refer to the disclaimers on slides 2 and 3 of the presentation deck. RevitTM Rockit® 4 Nabors Drilling Solutions ~$200-$250m EBITDA by 2020 with $5,300/ Rig Day Margin $- $50 $100 $150 $200 $250 $300 Q4 '16 Exit 2017 2018 2019 2020 Illustrative Potential NDS EBITDA, $m

④ Nabors Drilling Solutions

Performance Drilling Tools Provides More Accurate Drilling


~$5,300
Rockit®
Revit™
Rigwatch®
MPD
WBP – Conv.(1)
Others
2020
Illustration

- Nabors proprietary systems and technology to improve performance through:
  - *Tool face control and orientation*
  - *Pipe oscillation during slides*
  - *Stick Slip mitigation*
  - *Drilling Parameters monitoring*
- Established services with an increasing penetration in the L48 and International markets
- Cash free generating with minimum capital required
- Software and hardware base, easy to be installed on new and existing Nabors and third-party rigs







(1) Conventional only

19

Please refer to the disclaimers on slides 2 and 3 of the presentation deck.

19

NABORS

4 Nabors Drilling Solutions

Increasing Activity Across All Other Product Lines


~$5,300
Rockit®
Revit™
Rigwatch®
MPD
WBP – Conv.(1)
Others
2020
Illustration

- **Casing Running Services**
  - Increasing activity in the Lower 48
  - 20 Suregrip® Casing Running Tool (CRT) units available with +60% actively working and increasing
  - 10 additional units expected to be deployed in 2017
- **Other Services**
  - Increasing traction along with the increasing rig activity in the L48
  - Currently at full utilization and adding capacity for: BOP testing units and Choke rentals
  - Drill Pipe Rental & Mud Logging



(1) Conventional only

20
Please refer to the disclaimers on slides 2 and 3 of the presentation deck.
20
NABORS

4 Nabors Drilling Solutions

MPD-Ready™ Incorporated Managed Pressure Drilling System


~$5,300
Rockit®
Revit™
Rigwatch®
MPD
WBP – Conv.(1)
Others
2020
Illustration

(1) Conventional only

Nabors MPD-Ready™	Traditional MPD
	
•Built into the rig drill floor, **using existing systems and crews**, reducing safety and operational risks •Activated with the click of a button, MPD-Ready™ rigs reduce rig-up time and **increases the accessibility** of the technology	•Additional **personnel and controls** on rig-site introduce safety and operational risks in controlling a complex system •**Lengthy rig-up and rig-down** time requirements currently disincentivizes operators from using MPD in today's shale plays

21

Please refer to the disclaimers on slides 2 and 3 of the presentation deck.

NABORS

4 Nabors Drilling Solutions
Land Focused Wellbore Placement Tools and Services



~$5,300
Rockit®
Revit™
Rigwatch®
MPD
WBP – Conv.(1)
Others
2020
Illustration

- **Wellbore Placement Services**
  - Largest component of the NDS upside
  - Rapidly increasing activity in the Lower 48 and currently at full utilization
  - Initial deployment of tools in key international markets
  - Extensive in-house engineered portfolio of tools and equipment
  - Fully automated closed loop directional drilling services with the development of state-of-art software and hardware
  - Man-less and remote operations capabilities through the Nabors 24/7 Remote Operations Center in Houston-TX

(1) Conventional only

22
Please refer to the disclaimers on slides 2 and 3 of the presentation deck.
NABORS

④ Nabors Drilling Solutions

AccuSteer® MWD Enhances Performance in Unconv. Wells

Standard L48 MWD


90 Feet
90.0°
90.0°

Nabors AccuSteer® MWD


90 Feet
90.0°
90.3°
90.7°
91.0°
91.3°
91.0°
90.6°
90.2°
90.0°

	Azimuth (90ft)	Inclination (90ft)	Total Gamma	Continuous Inclination	Azimuthal Gamma	Resistivity	Dynamics, Pressure While Drill
AccuSteer® MWD	✓	✓	✓	✓	✓	✓	✓
Standard L48 MWD	✓	✓	✓	✗	✗	✗	✗

- Continuous inclination provides major benefits to operators:
  - Less tortuous hole (reduces drill pipe wear, improves casing running time)
  - More accurate placement in the pay zone
  - Reduces non productive time and improves overall rate of penetration

23
Please refer to the disclaimers on slides 2 and 3 of the presentation deck.
NABORS

24 4 Nabors Drilling Solutions AccuSteer® MWD & Continuous Inclination Features VIDEO

4 Nabors Drilling Solutions

Case Study AccuSteer® MWD & Continuous Inclination

Challenge:

- Stay within the center of the reservoir target
- Minimize sliding to reduce tortuosity and maximize ROP
- Eliminate checkshot survey time (NPT)

Solution:

- Use AccuSteer® MWD system with continuous inclination, azimuthal gamma imaging and drilling dynamics

• Results:

- Managed to identify and stay within a 1 foot thick, fast drilling zone for over 4,000 feet, without sliding
- Wellbore was placed 100% within the target zone.
- 20% ROP increase over the entire lateral length.
- Elimination of all NPT related to checkshot surveys

Summary:

- **Location**
  - Permian Basin
- **Formation**
  - Wolfcamp
- **Tools Deployed**
  - AccuSteer MWD
- **Footage Drilled**
  - 8,000 feet
- **Time Saved:**
  - 36 hours
- **Estimated Costs Saved**
  - Approx. $90k

25

Please refer to the disclaimers on slides 2 and 3 of the presentation deck.

NABORS

26 Steering automation integrates the directional drilling workflow into Nabors’ proprietary Rigwatch® system Combined with our ROCKit® PILOT automation, and Rigline 24/7TM support systems, existing rig crews can execute directional drilling with superior results Patent Pending 4 Nabors Drilling Solutions Rigwatch® NavigatorTM Well Path

Development Status: Performing field trials Revising design to increase reliability Expect to reach commerciality by end of 2017 Commence build-out in 2018 27 Please refer to the disclaimers on slides 2 and 3 of the presentation deck. Major Features: Designed for 7-7/8” to 8-3/4” hole size applications Best-in-class build rate of 15 degrees per 100 feet Short length (one of the shortest in the market) Near-bit stabilizer and self-powered with its own turbine Enhanced placement accuracy, drilling efficiency, steering and hole quality There is increasing interest for the US market for a more cost-effective RSS tool to address drilling challenges in the land operations 4 Nabors Drilling Solutions Rotary Steerable System Overview

⑤ Full Drilling Automation

iRacker™ - Automated Tubular Handling System

Development Status:
- Prototype Testing
- Commercialized with initial deployment 2H 2017
- Build-out 2017-18

Additional System Components:
- Rotating Mousehole with Integrated Slips
- Powerslips - *Hands-Free Drill String Slips*
- Column Racker - *Tubular Handling*
- Automated Pipe Tally - *Tubular Management*
- Tubular Validation - *Asset Integrity*
- AutoDoper - *Pipe Thread Cleaner/Lubricator*
- Integrated Controls - *Collision Avoidance*











28

Please refer to the disclaimers on slides 2 and 3 of the presentation deck.

29 Nabors Drivers of 2020 EBITDA Nabors global average rigs working, 2020 2020 EBITDA Illustrations $m Percent of 2014 Margin Percent of 2014 average rigs working $1,760 $1,600 $1,440 $1,900 $1,730 $1,560 $1,620 $1,470 $1,320 124% 113% 101% 73% 80% 86% 270 295 320 $16.0 $14.5 $13.0 Weighted Global Margin 2020 $’000s Please refer to the disclaimers on slides 2 and 3 of the presentation deck.

30 Nabors Primary Focus ROCE Improvement Free Cash Flow Reduce Leverage